Supplemental Information

MREIC

March 31, 2017

FedEx Ground Indianapolis MSA

GE Pittsburgh MSA

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INTERNATIONAL PAPER Kansas City MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property cash NOI and Adjusted EBITDA which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 19 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	March 31, 2017	September 30, 2016
	(unaudited)
ASSETS
Real Estate Investments:
Land	$168,082,315	$165,375,315
Buildings and Improvements	1,056,125,003	1,005,938,180
Total Real Estate Investments	1,224,207,318	1,171,313,495
Accumulated Depreciation	(161,947,883)	(148,830,169)
Real Estate Investments	1,062,259,435	1,022,483,326

Cash and Cash Equivalents	22,951,899	95,749,508
Securities Available for Sale at Fair Value	99,405,410	73,604,894
Tenant and Other Receivables	977,700	1,444,824
Deferred Rent Receivable	7,478,688	6,917,431
Prepaid Expenses	7,966,014	4,830,987
Capitalized Lease Costs, net of Accumulated Amortization of $3,512,238 and $3,238,516, respectively	3,932,981	4,165,268
Intangible Assets, net of Accumulated Amortization of $12,841,419 and $12,332,599, respectively	5,758,872	5,816,153
Financing Costs, net of Accumulated Amortization of $431,765 and $246,678, respectively	1,063,498	1,245,923
Other Assets	8,425,238	7,227,571
TOTAL ASSETS	$1,220,219,735	$1,223,485,885

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$477,598,305	$477,476,010
Loans Payable	26,000,000	80,790,684
Accounts Payable and Accrued Expenses	2,798,104	3,998,771
Other Liabilities	14,518,225	9,868,572
Preferred Stock Called for Redemption	-0-	53,493,750
Total Liabilities	520,914,634	625,627,787

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and Outstanding as of March 31, 2017 and September 30, 2016	57,500,000	57,500,000
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 8,850,000 and 5,400,000 Shares Authorized as of March 31, 2017 and September 30, 2016, respectively; 8,400,000 and 5,400,000 Shares Issued and Outstanding as of March 31, 2017 and September 30, 2016, respectively	210,000,000	135,000,000
Common Stock, $0.01 Par Value Per Share: 193,289,750 and 194,600,000 Shares Authorized as of March 31, 2017 and September 30, 2016, respectively; 72,107,640 and 68,920,972 Shares Issued and Outstanding as of March 31, 2017 and September 30, 2016, respectively	721,076	689,210
Excess Stock, $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of March 31, 2017 and September 30, 2016; No Shares Issued or Outstanding as of March 31, 2017 and September 30, 2016	-0-	-0-
Additional Paid-In Capital	418,713,736	391,726,621
Accumulated Other Comprehensive Income	12,370,289	12,942,267
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	699,305,101	597,858,098
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,220,219,735	$1,223,485,885

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 23

Consolidated Statements of Income
(unaudited)

	Three Months Ended		Six Months Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016
INCOME:
Rental Revenue	$23,610,830	$19,610,868	$46,891,686	$38,675,787
Reimbursement Revenue	3,697,361	3,355,970	7,598,116	6,550,413
TOTAL INCOME	27,308,191	22,966,838	54,489,802	45,226,200

EXPENSES:
Real Estate Taxes	2,851,862	2,675,677	5,758,843	5,047,813
Operating Expenses	1,288,265	1,103,358	2,582,733	2,334,723
General & Administrative Expenses	2,078,538	2,221,445	3,521,001	3,557,409
Acquisition Costs	-0-	265,012	178,526	410,597
Depreciation	7,139,077	5,786,062	14,131,572	11,381,494
Amortization of Capitalized Lease Costs and Intangible Assets	427,756	486,360	875,553	972,971
TOTAL EXPENSES	13,785,498	12,537,914	27,048,228	23,705,007

OTHER INCOME (EXPENSE):
Dividend and Interest Income	1,439,182	1,379,668	2,731,333	2,564,321
Gain on Sale of Securities Transactions	-0-	878,962	806,108	887,342
Interest Expense, including Amortization of Financing Costs	(6,537,264)	(5,555,607)	(12,700,483)	(10,902,254)
TOTAL OTHER INCOME (EXPENSE)	(5,098,082)	(3,296,977)	(9,163,042)	(7,450,591)

NET INCOME	8,424,611	7,131,947	18,278,532	14,070,602

Less: Preferred Dividend	3,582,036	2,151,758	7,279,796	4,303,516

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,842,575	$4,980,189	$10,998,736	$9,767,086

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 23

Net Income, FFO, Core FFO, AFFO, Adjusted EBITDA and NOI Reconciliations
(unaudited)

	Three Months Ended		Six Months Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016
FFO, Core FFO, AFFO
Net Income Attributable to Common Shareholders	$4,842,575	$4,980,189	$10,998,736	$9,767,086
Plus: Depreciation Expense (excluding Corporate Office Tenant Improvements)	7,099,906	5,756,944	14,053,686	11,324,405
Plus: Amortization of Intangible Assets	240,973	319,736	508,820	643,200
Plus: Amortization of Capitalized Lease Costs	212,275	192,116	417,717	380,755
Plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,336	-0-
FFO Attributable to Common Shareholders	12,395,729	11,248,985	26,074,295	22,115,446
Plus: Acquisition Costs	-0-	265,012	178,526	410,597
Core FFO Attributable to Common Shareholders	12,395,729	11,513,997	26,252,821	22,526,043
Plus: Stock Compensation Expense	166,190	101,968	266,345	206,928
Plus: Depreciation of Corporate Office Tenant Improvements	39,171	29,118	77,886	57,089
Plus: Amortization of Financing Costs	384,984	238,671	665,897	473,038
Plus: Non-recurring other expense	-0-	400,000	-0-	400,000
Less: Gain on Sale of Securities Transactions	-0-	(878,962)	(806,108)	(887,342)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(286,617)	(512,170)	(629,856)	(821,835)
Less: Recurring Capital Expenditures	(188,390)	(147,861)	(376,802)	(484,052)
AFFO Attributable to Common Shareholders	$12,511,067	$10,744,761	$25,450,183	$21,469,869

	Three Months Ended		Six Months Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016
Adjusted EBITDA
Net Income Attributable to Common Shareholders	$4,842,575	$4,980,189	$10,998,736	$9,767,086
Plus: Preferred Dividends	3,582,036	2,151,758	7,279,796	4,303,516
Plus: Depreciation & Amortization	7,566,833	6,272,422	15,007,125	12,354,465
Plus: Interest Expense, Including Amortization of Financing Costs	6,537,264	5,555,607	12,700,483	10,902,254
Plus: Acquisition Costs	-0-	265,012	178,526	410,597
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492	50,984	50,984
Plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,336	-0-
Less: Gain on Sale of Securities Transactions	-0-	(878,962)	(806,108)	(887,342)
Adjusted EBITDA	$22,554,200	$18,371,518	$45,504,878	$36,901,560

	Three Months Ended		Six Months Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016
Net Operating Income
Net Income Attributable to Common Shareholders	$4,842,575	$4,980,189	$10,998,736	$9,767,086
Plus: Preferred Dividends	3,582,036	2,151,758	7,279,796	4,303,516
Plus: General & Administrative Expenses	2,078,538	2,221,445	3,521,001	3,557,409
Plus: Acquisition Costs	-0-	265,012	178,526	410,597
Plus: Depreciation	7,139,077	5,786,062	14,131,572	11,381,494
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	427,756	486,360	875,553	972,971
Less: Dividend and Interest Income	(1,439,182)	(1,379,668)	(2,731,333)	(2,564,321)
Less: Gain on Sale of Securities Transactions	-0-	(878,962)	(806,108)	(887,342)
Plus: Interest Expense, including Amortization of Financing Costs	6,537,264	5,555,607	12,700,483	10,902,254
Net Operating Income - NOI	$23,168,064	$19,187,803	$46,148,226	$37,843,664

	Three Months Ended		Six Months Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016
Components of Net Operating Income consists of:
Revenues
Rental Revenue	$23,610,830	$19,610,868	$46,891,686	$38,675,787
Reimbursement Revenue	3,697,361	3,355,970	7,598,116	6,550,413
Total Rental and Reimbursement Revenue	27,308,191	22,966,838	54,489,802	45,226,200

Expenses
Real Estate Taxes	2,851,862	2,675,677	5,758,843	5,047,813
Operating Expenses	1,288,265	1,103,358	2,582,733	2,334,723
Total Real Estate Taxes and Operating Expenses	4,140,127	3,779,035	8,341,576	7,382,536

Net Operating Income - NOI	$23,168,064	$19,187,803	$46,148,226	$37,843,664

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 23

Financial Highlights
(unaudited)

	Three Months Ended		Six Months Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016

Weighted Average Common Shares Outstanding
Basic	71,243,381	64,657,058	70,456,222	63,757,087
Diluted	71,406,875	64,736,469	70,607,766	63,828,310

Net Income Attributable to Common Shareholders	$4,842,575	$4,980,189	$10,998,736	$9,767,086

Basic	$0.07	$0.08	$0.16	$0.15
Diluted	0.07	0.08	0.16	0.15

Net Operating Income – NOI	$23,168,064	$19,187,803	$46,148,226	$37,843,664

Basic	$0.33	$0.30	$0.65	$0.59
Diluted	0.32	0.30	0.65	0.59

Funds From Operations – FFO	$12,395,729	$11,248,985	$26,074,295	$22,115,446

Basic	$0.17	$0.17	$0.37	$0.35
Diluted	0.17	0.17	0.37	0.35

Core Funds From Operations - Core FFO	$12,395,729	$11,513,997	$26,252,821	$22,526,043

Basic	$0.17	$0.18	$0.37	$0.35
Diluted	0.17	0.18	0.37	0.35

Core FFO Excluding Gains on Securities Transactions	$12,395,729	$10,635,035	$25,446,713	$21,638,701

Basic	$0.17	$0.16	$0.36	$0.34
Diluted	0.17	0.16	0.36	0.34

Adjusted Funds From Operations - AFFO	$12,511,067	$10,744,761	$25,450,183	$21,469,869

Basic	$0.18	$0.17	$0.36	$0.34
Diluted	0.18	0.17	0.36	0.34

Dividends Declared per Common Share	$0.16	$0.16	$0.32	$0.32

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 23

Same Property Statistics

	Three Months Ended
	3/31/2017						3/31/2016			Change	Change %

Total Square Feet / Total Properties	16,553,910	/	100				14,550,855	/	94	2,003,055	13.8%

Occupancy Percentage at Quarter End	100.0%						99.6%			40 bps	0.4%

Same Property Square Feet / Number of Same Properties				13,392,274	/	88

Same Property Occupancy Percentage at Quarter End	100.0%						100.0%			0 bps	0.0%

Same Property Net Operating Income (NOI) (GAAP)	$18,012,762						$18,032,816			$(20,054)	(0.1)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(155,783)						(478,057)			322,274
Same Property Cash NOI (Cash)	$17,856,979						$17,554,759			$302,220	1.7%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 0.1% decrease, amounting to $20,054 in Same Property NOI, consists of $147,623 attributable to increased Same Property NOI from filling previously vacant properties offset by a decrease in Same Property NOI from occupied properties of $167,677.

The 1.7% increase, amounting to $302,220 in Same Property Cash NOI, consists of $148,046 attributable to increased Same Property Cash NOI from filling previously vacant properties and by an increase in Same Property Cash NOI from occupied properties of $154,174.

Reconciliation of Same Property NOI to Total NOI

	Three Months Ended
	3/31/2017	3/31/2016	Change	Change %

Same Property NOI (GAAP)	$18,012,762	$18,032,816	$(20,054)	(0.1)%

NOI of properties purchased subsequent to October 1, 2015 (eight properties for fiscal 2017 and one properties for fiscal 2016)	3,591,668	92,403

NOI of properties expanded subsequent to October 1, 2015 (four properties for fiscal 2017 and 2016)	1,563,634	1,078,478

NOI of property sold subsequent to October 1, 2015 (one property sold during fiscal 2017)	-0-	(15,894)
Total NOI	$23,168,064	$19,187,803	$3,980,261	20.7%

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 23

Same Property Statistics

	Six Months Ended
	3/31/2017						3/31/2016			Change	Change %

Total Square Feet / Total Properties	16,553,910	/	100				14,550,855	/	94	2,003,055	13.8%

Occupancy Percentage at Quarter End	100.0%						99.6%			40 bps	0.4%

Same Property Square Feet / Number of Same Properties				12,886,242	/	86

Same Property Occupancy Percentage at Quarter End	100.0%						100.0%			0 bps	0.0%

Same Property Net Operating Income (NOI) (GAAP)	$34,516,046						$34,173,271			$342,775	1.0%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(338,041)						(778,609)			440,568
Same Property Cash NOI (Cash)	$34,178,005						$33,394,662			$783,343	2.3%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 1.0% increase, amounting to $342,775 in Same Property NOI, consists of $490,389 attributable to increased Same Property NOI from filling previously vacant properties offset by a decrease in Same Property NOI from occupied properties of $147,614.

The 2.3% increase, amounting to $783,343 in Same Property Cash NOI, consists of $609,265 attributable to increased Same Property Cash NOI from filling previously vacant properties and by an increase in Same Property Cash NOI from occupied properties of $174,078.

Reconciliation of Same Property NOI to Total NOI	Six Months Ended
	3/31/2017	3/31/2016	Change	Change %

Same Property NOI (GAAP)	$34,516,046	$34,173,271	$342,775	1.0%

NOI of properties purchased subsequent to October 1, 2015 (ten properties for fiscal 2017 and three properties for fiscal 2016)	8,592,414	1,561,380

NOI of properties expanded subsequent to October 1, 2015 (four properties for fiscal 2017 and 2016)	3,153,803	2,169,971

NOI of property sold subsequent to October 1, 2015 (one property sold during fiscal 2017)	(114,037)	(60,958)
Total NOI	$46,148,226	$37,843,664	$8,304,562	21.9%

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 23

Consolidated Statements of Cash Flows
(unaudited)	Six Months Ended
	3/31/2017	3/31/2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$18,278,532	$14,070,602
Noncash Items Included in Net Income:
Depreciation & Amortization	15,673,022	12,827,503
Stock Compensation Expense	266,345	206,928
Gain on Sale of Securities Transactions	(806,108)	(887,342)
Loss on Sale of Real Estate Investment	95,336	-0-
Changes in:
Tenant, Deferred Rent and Other Receivables	452,335	(1,135,834)
Prepaid Expenses	(3,135,027)	(2,840,928)
Other Assets and Capitalized Lease Costs	(839,704)	(2,327,353)
Accounts Payable, Accrued Expenses and Other Liabilities	861,044	8,514,594
NET CASH PROVIDED BY OPERATING ACTIVITIES	30,845,775	28,428,170

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(56,101,538)	(70,418,761)
Capital Improvements	(1,013,209)	(10,193,323)
Proceeds on Sale of Real Estate	4,125,819	-0-
Return of Deposits on Real Estate	1,000,000	900,000
Deposits Paid on Acquisitions of Real Estate	(1,575,000)	(850,000)
Proceeds from Sale of Securities Available for Sale	3,739,239	7,416,459
Purchase of Securities Available for Sale	(29,305,625)	(13,132,910)
NET CASH USED IN INVESTING ACTIVITIES	(79,130,314)	(86,278,535)

CASH FLOWS FROM FINANCING ACTIVITIES
Net (Repayments) Proceeds from Loans Payable	(54,790,684)	14,875,497
Proceeds from Fixed Rate Mortgage Notes Payable	38,000,000	46,670,000
Principal Payments on Fixed Rate Mortgage Notes Payable	(37,700,474)	(14,235,258)
Financing Costs Paid on Debt	(660,702)	(615,329)
Proceeds from the Exercise of Stock Options	-0-	1,412,050
Redemption of Series A Preferred Stock	(53,493,750)	-0-
Proceeds from Underwritten Public Offering of Preferred Stock, net of offering costs	71,017,493	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	37,812,970	28,200,304
Preferred Dividends Paid	(6,621,359)	(4,303,516)
Common Dividends Paid, net of Reinvestments	(18,076,564)	(16,292,674)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(24,513,070)	55,711,074

NET DECREASE IN CASH AND CASH EQUIVALENTS	(72,797,609)	(2,139,291)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	95,749,508	12,073,909
CASH AND CASH EQUIVALENTS - END OF PERIOD	$22,951,899	$9,934,618

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 23

Capital Structure and Leverage Ratios
(unaudited)
	As of	As of	As of
	3/31/2017	3/31/2016	9/30/2016

Fixed Rate Mortgage Notes Payable, Net of Unamortized Debt Costs	$477,598,305	$401,083,780	$477,476,010
Loans Payable	26,000,000	99,916,883	80,790,684
Preferred Stock Called for Redemption	-0-	-0-	53,493,750
Total Debt	503,598,305	501,000,663	611,760,444

7.625% Series A Cumul. Redeemable Preferred	-0-	53,493,750	-0-
7.875% Series B Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
6.125% Series C Cumul. Redeemable Preferred	210,000,000	-0-	135,000,000
Total Preferred Stock	267,500,000	110,993,750	192,500,000

Common Stock, Paid-In-Capital & Other	431,805,101	365,812,551	405,358,098
Total Shareholders’ Equity	699,305,101	476,806,301	597,858,098

Total Book Capitalization	1,202,903,406	977,806,964	1,209,618,542

Accumulated Depreciation	161,947,883	136,359,705	148,830,169
Total Undepreciated Book Capitalization	$1,364,851,289	$1,114,166,669	$1,358,448,711

Shares Outstanding	72,107,640	65,588,024	68,920,972
Market Price Per Share	$14.27	$11.89	$14.27

Equity Market Capitalization	$1,028,976,023	$779,841,605	$983,502,270
Total Debt	503,598,305	501,000,663	611,760,444
Preferred	267,500,000	110,993,750	192,500,000
Total Market Capitalization	$1,800,074,328	$1,391,836,018	$1,787,762,714

Total Debt	$503,598,305	$501,000,663	$611,760,444
less: Cash and Cash Equivalents	22,951,899	9,934,618	95,749,508
Net Debt	$480,646,406	$491,066,045	$516,010,936
less: Securities Available for Sale at Fair Value (Securities)	99,405,410	68,646,996	73,604,894
Net Debt Less Securities	$381,240,996	$422,419,049	$442,406,042

Net Debt / Undepreciated Book Capitalization	35.2%	44.1%	38.0%
Net Debt / Total Market Capitalization	26.7%	35.3%	28.9%
Net Debt Plus Preferred / Total Market Capitalization	41.6%	43.3%	39.6%
Net Debt Less Securities / Undepreciated Book Capitalization	27.9%	37.9%	32.6%
Net Debt Less Securities / Total Market Capitalization	21.2%	30.3%	24.7%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	36.0%	38.3%	35.5%

Weighted Average Interest Rate on Fixed Rate Debt	4.37%	4.61%	4.49%

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 23

Capital Structure and Leverage Ratios continued
(unaudited)

					Fiscal Year
	Three Months Ended		Six Months Ended		Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016	9/30/2016
Net Income	$8,424,611	$7,131,947	$18,278,532	$14,070,602	$32,494,507
plus: Depreciation & Amortization	7,566,833	6,272,422	15,007,125	12,354,465	26,087,680
plus: Interest Expense, including Amortization of Financing Costs	6,537,264	5,555,607	12,700,483	10,902,254	22,953,049
plus: Acquisition Costs	-0-	265,012	178,526	410,597	730,441
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492	50,984	50,984	101,967
less: Gain on Sale of Securities Transactions	-0-	(878,962)	(806,108)	(887,342)	-0-
Plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,336	-0-	(4,398,599)
Adjusted EBITDA	$22,554,200	$18,371,518	$45,504,878	$36,901,560	$77,969,045

Interest Expense, including Amortization of Financing Costs	$6,537,264	$5,555,607	$12,700,483	$10,902,254	$22,953,049
Preferred Dividends	3,582,036	2,151,758	7,279,796	4,303,516	9,020,470
Total Fixed Charges	$10,119,300	$7,707,365	$19,980,279	$15,205,770	$31,973,519

Interest Coverage	3.5 x	3.3 x	3.6 x	3.4 x	3.4 x
Fixed Charge Coverage	2.2 x	2.4 x	2.3 x	2.4 x	2.4 x

Net Debt	$480,646,406	$491,066,045	$480,646,406	$491,066,045	$516,010,936
Net Debt Less Securities	381,240,996	422,419,049	381,240,996	422,419,049	442,406,042
Preferred	267,500,000	110,993,750	267,500,000	110,993,750	192,500,000
Annualized Adjusted EBITDA	90,216,800	73,486,072	91,009,756	73,803,120	77,969,045

Net Debt / Adjusted EBITDA	5.3 x	6.7 x	5.3 x	6.7 x	6.6 x
Net Debt Less Securities / Adjusted EBITDA	4.2 x	5.7 x	4.2 x	5.7 x	5.7 x
Net Debt + Preferred / Adjusted EBITDA	8.3 x	8.2 x	8.2 x	8.2 x	9.1 x
Net Debt Less Securities + Preferred / Adjusted EBITDA	7.2 x	7.3 x	7.1 x	7.2 x	8.1 x

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 23

Debt Matuity
(unaudited)

Total Debt ($000's)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
-
5.5%
9.0%
9.3%
11.2%
6.3%
58.7%
2017
2018
2019
2020
2021
Thereafter
Mortgages
Loans Payable

			Loans		% of
Fiscal Year Ended		Mortgages	Payable	Total	Total

2017		$28,170,372	$-0-	$28,170,372	5.5%
2018		46,130,441	-0-	46,130,441	9.0%
2019		47,564,829	-0-	47,564,829	9.3%
2020		31,368,909	26,000,000	57,368,909	11.2%
2021		31,916,923	-0-	31,916,923	6.3%
Thereafter		298,896,202	-0-	298,896,202	58.7%

Total as of 3/31/2017	(A)	$484,047,676	$26,000,000	$510,047,676	100.0%

Weighted Average Interest Rate		4.37%	2.68%	4.28%
Weighted Average Term		10.65 yrs.	3.50 yrs.	10.29 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $6,449,371.

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 23

Property Table by Tenant
(unaudited)
Tenant		Property Count	Square Footage	Occupied Square Footage	% of Occupied sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost	Mortgage Balance

FedEx Ground Package System, Inc.		40	6,763,253	6,763,253	40.9%	$49,447,000	51.6%	$7.31	$654,763,153		$292,121,991
FedEx Corporation		14	973,413	973,413	5.9%	5,372,000	5.6%	5.52	72,179,973		11,363,990
FedEx Supply Chain Services, Inc.		1	449,900	449,900	2.7%	1,327,000	1.4%	2.95	14,620,887		6,279,685
Total FedEx		55	8,186,566	8,186,566	49.5%	56,146,000	58.6%	6.86	741,564,013		309,765,666

Milwaukee Electric Tool Corporation		1	861,889	861,889	5.2%	3,010,000	3.1%	3.49	36,914,917		24,307,438
ULTA, Inc.		1	671,354	671,354	4.1%	2,677,000	2.8%	3.99	37,500,391		22,129,037
Jim Beam Brands Company		1	599,840	599,840	3.6%	2,032,000	2.1%	3.39	28,000,000		17,975,995
TreeHouse Private Brands, Inc.		1	558,600	558,600	3.4%	2,186,000	2.3%	3.91	26,767,852		16,358,324
CBOCS Distribution, Inc.		1	381,240	381,240	2.3%	1,433,000	1.5%	3.76	14,215,126		7,554,896
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.2%	1,660,000	1.7%	4.51	19,600,000		10,172,294
The Coca-Cola Company (Western Container Corporation)		2	323,358	323,358	2.0%	1,684,000	1.8%	5.21	20,504,069		6,159,467
Science Applications International		1	302,400	302,400	1.8%	1,476,000	1.5%	4.88	13,340,592		-0-
International Paper Company		1	280,000	280,000	1.7%	1,337,000	1.4%	4.78	18,294,108		10,292,790
Woodstream Corporation	(B)	1	256,000	256,000	1.5%	910,000	0.9%	3.55	8,882,831		-0-
United Technologies Corporation		2	244,317	244,317	1.5%	1,896,000	2.0%	7.76	22,552,240		7,603,252
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.4%	1,200,000	1.3%	5.11	14,550,000		8,464,390
UGN, Inc.		1	232,200	232,200	1.4%	1,060,000	1.1%	4.57	12,937,000		7,842,218
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.3%	1,169,000	1.2%	5.36	14,868,857		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	1.1%	810,000	0.8%	4.38	12,578,197		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	1.1%	787,000	0.8%	4.39	7,225,401		134,949
NF&M International Inc.	(A)	1	174,802	174,802	1.1%	833,000	0.9%	4.77	5,389,424		-0-
Home Depot USA, Inc.		1	171,200	171,200	1.0%	988,000	1.0%	5.77	11,298,367		-0-
Kellogg Sales Company		3	170,279	170,279	1.0%	982,000	1.0%	5.77	12,175,116		-0-
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.0%	747,000	0.8%	4.72	9,647,403		6,878,520
Victory Packaging, L.P.		1	148,000	148,000	0.9%	496,000	0.5%	3.35	5,441,876		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.8%	831,000	0.9%	6.04	11,304,000		7,103,266
Altec Industries, Inc.	(B)	1	126,880	126,880	0.8%	349,000	0.4%	2.75	4,402,553		-0-
General Electric Company		1	125,860	125,860	0.8%	1,315,000	1.4%	10.45	19,950,000		12,335,608
The American Bottling Company (Dr Pepper Snapple)		2	110,080	110,080	0.7%	739,000	0.8%	6.71	10,498,031		1,874,070
Style Crest, Inc.		1	106,507	106,507	0.6%	381,000	0.4%	3.58	7,238,613		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.6%	427,000	0.4%	4.18	4,245,913		-0-
Holland 1916 Inc.		1	95,898	95,898	0.6%	345,000	0.4%	3.60	7,397,881		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.6%	750,000	0.8%	8.22	8,083,107		2,910,740
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.5%	506,000	0.5%	5.68	6,932,916		-0-
CHEP USA, Inc.		1	83,000	83,000	0.5%	497,000	0.5%	5.99	7,405,447		2,362,965
Datatel Resources Corporation	(A)	1	80,856	80,856	0.5%	243,000	0.3%	3.01	2,492,919		-0-
Sherwin-Williams Company		2	78,887	78,887	0.5%	640,000	0.7%	8.11	7,244,128		-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.5%	601,000	0.6%	8.01	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.4%	293,000	0.3%	4.28	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.4%	735,000	0.8%	11.45	3,072,880		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	548,000	0.6%	9.07	4,903,589		1,821,791
Siemens Real Estate		1	51,130	51,130	0.2%	479,000	0.5%	9.37	4,452,425		-0-
Rockwell Collins, Inc.		1	38,833	38,833	0.2%	362,000	0.4%	9.32	5,100,000		-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.2%	141,000	0.1%	3.89	2,161,895		-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.1%	4.14	1,858,594		-0-
Tenant Total as of 3/31/17		100	16,553,910	16,553,910	100.0%	$95,810,000	100.0%	$5.79	$1,224,196,253	(C)	$484,047,676

Acquisitions Subsequent to 3/31/17
FedEx Ground Package System, Inc.		1	343,483	343,483	2.0%	2,102,000	2.1%	6.12	32,120,000		20,875,000
Pro Forma Total		101	16,897,393	16,897,393	100.0%	$97,912,000	100.0%	$5.79	$1,256,316,253		$504,922,676

(A)	NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(B)	Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total. Other than these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.

(C)	Does not include unamortized debt issuance costs of $6,449,371.

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 23

Property Table by State
(unaudited)
State	Property Count	Square Footage	Occupied Square Footage	% of Total sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost	Mortgage Balance
Florida	12	1,661,887	1,661,887	10.0%	$11,677,000	12.2%	7.03	$162,343,314		$79,157,472
Texas	9	1,430,093	1,430,093	8.6%	10,988,000	11.5%	7.68	132,162,531		52,992,067
Kentucky	3	1,295,940	1,295,940	7.8%	5,049,000	5.3%	3.90	66,071,852		41,437,585
Mississippi	4	1,158,889	1,158,889	7.0%	4,439,000	4.6%	3.83	55,224,199		32,771,828
Ohio	7	1,032,469	1,032,469	6.2%	6,116,000	6.4%	5.92	72,772,468		22,866,661
Indiana	2	999,176	999,176	6.0%	4,210,000	4.4%	4.21	61,446,391		33,969,360
Illinois	9	958,045	958,045	5.8%	6,101,000	6.4%	6.37	82,074,151		9,426,312
Tennessee	3	891,777	891,777	5.4%	3,071,000	3.2%	3.44	33,852,531		15,268,835
Kansas	4	813,043	813,043	4.9%	4,652,000	4.9%	5.72	60,936,352		33,338,233
Missouri	5	804,397	804,397	4.9%	3,103,000	3.2%	3.86	39,377,057		6,878,520
North Carolina	3	585,224	585,224	3.5%	3,111,000	3.2%	5.32	45,725,286		19,470,572
South Carolina	3	571,115	571,115	3.5%	3,566,000	3.7%	6.24	36,368,552		2,562,696
New York	4	568,965	568,965	3.4%	4,204,000	4.4%	7.39	55,232,098		23,305,150
Pennsylvania	3	504,040	504,040	3.0%	3,042,000	3.2%	6.04	36,840,993		16,167,469
Michigan	3	489,571	489,571	3.0%	3,472,000	3.6%	7.09	41,315,172		15,520,620
Virginia	5	407,265	407,265	2.5%	2,442,000	2.5%	6.00	34,492,606		7,459,433
Colorado	3	363,597	363,597	2.2%	3,040,000	3.2%	8.36	42,058,524		20,203,233
Georgia	3	307,662	307,662	1.9%	1,743,000	1.8%	5.67	22,200,671		669,735
Arizona	1	283,358	283,358	1.7%	1,352,000	1.4%	4.77	16,824,226		4,916,067
Wisconsin	2	238,666	238,666	1.4%	1,300,000	1.4%	5.45	15,952,361		3,110,019
Washington	1	210,445	210,445	1.3%	1,962,000	2.0%	9.32	30,226,229		19,365,210
Oklahoma	2	204,580	204,580	1.2%	1,308,000	1.4%	6.39	16,332,494		6,037,435
Louisiana	1	175,315	175,315	1.1%	1,260,000	1.3%	7.19	18,410,000		12,145,156
Maryland	1	144,523	144,523	0.9%	1,426,000	1.5%	9.87	14,512,355		-0-
New Jersey	2	124,620	124,620	0.8%	1,283,000	1.3%	10.30	7,976,469		1,821,791
Nebraska	1	89,115	89,115	0.5%	446,000	0.5%	5.00	5,944,691		-0-
Alabama	1	88,653	88,653	0.5%	605,000	0.6%	6.82	6,661,819		693,750
Minnesota	1	60,398	60,398	0.4%	372,000	0.4%	6.16	5,220,000		2,492,467
Connecticut	1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,478,966		-0-
Iowa	1	36,270	36,270	0.3%	141,000	0.1%	3.89	2,161,895		-0-
Total as of 3/31/17	100	16,553,910	16,553,910	100.0%	$95,810,000	100.0%	$5.79	$1,224,196,253	(A)	$484,047,676

Acquisitions Subsequent to 3/31/17
Michigan	1	343,483	343,483	2.0%	2,102,000	2.1%	6.12	32,120,000		20,875,000
Pro Forma Total	101	16,897,393	16,897,393	100.0%	$97,912,000	100.0%	$5.79	$1,256,316,253		$504,922,676

(A)	Does not include unamortized debt issuance costs of $6,449,371.

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 23

Lease Expirations
(unaudited)
Fiscal Year		Property Count	Square Footage	% of Total sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost	Mortgage Balance

2017	(A)	5	302,120	1.8%	$1,810,000	1.9%	$5.99	0.3	$23,252,749		$5,707,012
2018	(A)	16	1,542,279	9.3%	8,930,000	9.3%	5.79	1.0	105,388,720		9,476,517
2019		9	1,370,849	8.3%	7,116,000	7.4%	5.19	2.1	81,442,177		14,071,048
2020		4	383,449	2.3%	2,116,000	2.2%	5.52	3.2	27,388,231		-0-
2021		7	827,110	5.0%	3,705,000	3.9%	4.48	4.3	44,322,572		8,121,920
2022		7	1,138,320	6.9%	6,376,000	6.7%	5.60	5.0	75,791,836		28,758,592
2023		10	1,302,007	7.9%	8,035,000	8.4%	6.17	6.3	100,082,913		35,081,109
2024		11	1,743,587	10.5%	10,597,000	11.1%	6.08	7.2	130,495,799		45,756,802
2025	(A)	9	2,404,478	14.5%	12,207,000	12.7%	5.08	8.1	159,784,267		84,732,497
2026		7	1,126,033	6.8%	8,669,000	9.0%	7.70	9.2	118,951,060		58,900,797
2027		5	658,255	4.0%	4,305,000	4.5%	6.54	10.1	55,022,179		4,916,067
2028		1	861,889	5.2%	3,010,000	3.1%	3.49	11.3	36,914,917		24,307,438
2029		2	262,613	1.6%	1,515,000	1.6%	5.77	12.3	21,954,950		9,426,312
2030		4	1,044,832	6.3%	7,388,000	7.7%	7.07	13.0	109,196,151		67,903,868
2031		3	963,269	5.8%	7,110,000	7.4%	7.38	14.1	104,367,000		70,529,373
2034		1	558,600	3.4%	2,186,000	2.3%	3.91	16.6	26,767,852		16,358,324
Various tenants at retail shopping center		1	64,220	0.4%	735,000	0.8%	11.45	-0-	3,072,880		-0-
Total as of 3/31/17		100	16,553,910	100.0%	$95,810,000	100.0%	$5.79	7.4	$1,224,196,253	(B)	$484,047,676

Acquisitions Subsequent to 3/31/17
2032		1	343,483	2.0%	2,102,000	2.1%	6.12	14.8	32,120,000		20,875,000
Pro Forma Total		101	16,897,393	100.0%	$97,912,000	100.0%	$5.79	7.5	$1,256,316,253		$504,922,676

(A)	Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is Altec Industries which both occupy one property. Other than these two properties and the one retail property, all other properties are single-tenant.

(B)	Does not include unamortized debt issuance costs of $6,449,371.

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 23

Recent Acquisitions During Fiscal 2017
(unaudited)

No	Tenant	City (MSA)	State	Fiscal Year Acquisition	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Expiration	Purchase Price	Initial Mortgage Balance
1	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	338,584	$2,309,000	$6.82	3/31/2031	$35,100,000	$23,500,000
2	FedEx Ground Package System, Inc.	Ft. Myers	FL	2017	213,672	1,365,000	6.39	9/30/2026	21,001,538	14,500,000
	Total as of 3/31/17				552,256	$3,674,000	$6.65		$56,101,538	$38,000,000

Acquisitions Subsequent to 3/31/17
3	FedEx Ground Package System, Inc.	Walker (Grand Rapids)	MI	2017	343,483	2,102,000	6.12	1/31/2032	32,120,000	20,875,000
					895,739	$5,776,000	$6.45		$88,221,538	$58,875,000

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 23

Property Table
(unaudited)
No	Tenant		City (MSA)	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost	Mortgage Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,010,000	$3.49	11.3	$36,914,917	$24,307,438
2	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,677,000	3.99	8.3	37,500,391	22,129,037
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	2,032,000	3.39	7.8	28,000,000	17,975,995
4	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,186,000	3.91	16.6	26,767,852	16,358,324
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	2.2	14,620,887	6,279,685
6	Woodstream Corporation	(A)	St. Joseph	MO	2001	100.0%	256,000	910,000	3.55	4.5	8,882,831	-0-
	Altec Industries, Inc.	(A)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	0.9	4,402,553	-0-
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,433,000	3.76	7.3	14,215,126	7,554,896
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,660,000	4.51	4.8	19,600,000	10,172,294
9	Fedex Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,309,000	6.82	14.0	34,850,000	23,117,039
10	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,234,000	6.76	8.3	33,044,797	19,470,572
11	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	7.1	23,946,000	11,840,322
12	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,196,000	7.00	14.2	31,737,000	21,667,094
13	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,605,000	8.38	14.1	37,780,000	25,745,240
14	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,367,000	7.77	13.1	35,300,832	22,779,522
15	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,476,000	4.88	2.1	13,340,592	-0-
16	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,999,000	6.72	12.8	30,732,090	17,916,919
17	Western Container Corporation (The Coca-Cola Company)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,352,000	4.77	10.1	16,824,226	4,916,067
18	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,337,000	4.78	6.4	18,294,108	10,292,790
19	NF&M International	(B)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	833,000	4.77	7.8	5,389,424	-0-
	Datatel Resources Corporation	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	243,000	3.01	0.7	2,492,919	-0-
20	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	6.3	22,885,636	8,309,452
21	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,200,000	5.11	5.3	14,550,000	8,464,390
22	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,060,000	4.57	12.9	12,937,000	7,842,218
23	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	8.8	28,500,000	18,109,097
24	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	0.7	14,868,857	-0-
25	Fedex Ground Package System, Inc.		Ft Myers	FL	2017	100.0%	213,672	1,365,000	6.39	9.5	20,800,000	14,381,672
26	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	13.4	30,226,229	19,365,210
27	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	12.2	15,204,950	9,426,312
28	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	810,000	4.38	4.7	12,578,197	-0-
29	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	1.8	17,783,930	7,603,252
30	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	7.5	19,283,798	8,835,303
31	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	787,000	4.39	1.2	7,225,401	134,949
32	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	6.6	15,413,307	1,641,976
33	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,260,000	7.19	8.3	18,410,000	12,145,156
34	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	5.0	13,762,030	7,211,167
35	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	988,000	5.77	3.3	11,298,367	-0-
36	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	9.3	19,696,227	6,277,403
37	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	9.5	12,039,014	-0-
38	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	7.3	9,930,000	6,199,632
39	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	747,000	4.72	4.5	9,647,403	6,878,520
40	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	$1,048,000	6.62	8.3	12,584,462	4,163,364
41	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	8.4	12,546,157	4,663,617
42	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	496,000	3.35	3.9	5,441,876	-0-
43	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	1.3	14,512,355	-0-
44	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	6.5	12,431,193	-0-
45	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	7.5	14,127,449	4,906,504
46	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	832,000	5.96	10.3	9,382,361	-0-
47	Challenger Lifts, Inc (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	831,000	6.04	9.2	11,304,000	7,103,266
48	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	7.5	16,435,478	2,904,098
49	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,315,000	10.45	8.8	19,950,000	12,335,608
50	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,279,000	10.40	10.2	18,537,652	-0-
51	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	6.4	9,008,650	3,831,861
52	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	6.1	7,761,861	-0-
53	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	0.7	8,554,432	4,222,723
54	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	381,000	3.58	4.0	7,238,613	-0-
55	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	2.4	10,960,822	188,111
56	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	537,000	5.17	6.4	5,733,686	1,948,051
57	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	6.1	10,200,000	5,096,468
58	Pittsburgh Glass Works, LLC		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	1.2	4,245,913	-0-
59	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	6.2	6,570,000	3,110,019

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 23

Property Table
(unaudited)
No	Tenant	City (MSA)	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost	Mortgage Balance
60	Holland 1916 Inc.	Liberty (Kansas City)	MO	1998	100.0%	95,898	$345,000	$3.60	2.2	$7,397,881		$-0-
61	FedEx Corporation	Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	2.2	6,258,738		-0-
62	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	0.5	7,603,154		3,779,410
63	FedEx Ground Package System, Inc.	Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	1.3	7,614,653		920,719
64	National Oilwell Varco, Inc.	Houston	TX	2010	100.0%	91,295	750,000	8.22	5.5	8,083,107		2,910,740
65	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	446,000	5.00	6.6	5,944,691		-0-
66	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	2.8	6,932,916		-0-
67	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	88,653	605,000	6.82	9.3	6,661,819		693,750
68	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	433,000	4.95	0.2	5,017,447		-0-
69	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	497,000	5.99	7.9	7,405,447		2,362,965
70	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	1.4	6,863,879		-0-
71	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	601,000	8.01	4.7	5,525,600		-0-
72	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	480,000	6.53	10.0	5,177,940		-0-
73	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	4.2	4,667,506		-0-
74	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	1.3	6,354,051		905,500
75	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	293,000	4.28	3.5	5,677,982		-0-
76	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	1.5	7,204,472		1,188,636
77	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	479,000	7.22	6.8	5,551,227		-0-
78	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	325,000	4.99	1.3	4,800,474		-0-
79	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	100.0%	64,220	735,000	11.45	na	3,072,880		-0-
80	The American Bottling Company (Dr Pepper Snapple)	Cincinnati	OH	2015	100.0%	63,840	479,000	7.50	12.5	6,750,000		-0-
81	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	0.6	5,016,518		1,434,255
82	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	548,000	9.07	7.8	4,903,589		1,821,791
83	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	6.2	5,220,000		2,492,467
84	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	320,000	5.33	1.7	4,768,309		-0-
85	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	453,000	7.63	1.2	5,354,035		669,735
86	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	2.9	3,478,966		-0-
87	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	479,000	9.37	2.1	4,452,425		-0-
88	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	328,000	6.51	0.9	3,895,675		-0-
89	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	0.4	4,356,988		-0-
90	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	469,000	10.14	4.4	4,764,500		-0-
91	The American Bottling Company (Dr Pepper Snapple)	Tulsa	OK	2014	100.0%	46,240	260,000	5.62	6.9	3,748,031		1,874,070
92	The Coca-Cola Company	Topeka	KS	2009	100.0%	40,000	332,000	8.30	4.5	3,679,843		1,243,400
93	Rockwell Collins, Inc.	Rockford	IL	2015	100.0%	38,833	362,000	9.32	10.3	5,100,000		-0-
94	Keystone Automotive Industries MN, Inc.	Urbandale (Des Moines)	IA	1994	100.0%	36,270	141,000	3.89	month-to-month	2,161,895		-0-
95	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	7.0	1,900,691		-0-
96	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	0.2	4,113,267		1,927,605
97	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	0.7	1,982,532		-0-
98	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	5.7	1,977,779		-0-
99	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	2.3	1,858,594		-0-
100	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	161,000	12.88	4.6	1,692,901		-0-
	Total as of 3/31/17				100.0%	16,553,910	$95,810,000	$5.79	7.4	$1,224,196,253	(C)	$484,047,676

	Acquisitions Subsequent to 3/31/17
101	FedEx Ground Package System, Inc.	Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,102,000	6.12	14.8	32,120,000		20,875,000
	Pro Forma Total				100.0%	16,897,393	$97,912,000	$5.79	7.5	$1,256,316,253		$504,922,676

(A)	Both tenants occupy one property.

(B)	Both tenants occupy one property. Other than these two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.

(C)	Does not include unamortized debt issuance costs of $6,449,371.

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 23

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate the Company’s performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, the Company calculates the following non-U.S. GAAP measures as follows:

FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance and is used by industry anaysts and investors as a supplemental operating performance measure of a REIT.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as Core FFO plus amortization of financing costs; stock compensation expense, deprecation of corporate office tenant improvements and non-recurring other expenses, less gain on sale of securities transactions; effects of non-cash U.S. GAAP straight-line rent adjustments and recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income and gain on sale of securities transactions. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other expenses.

Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

Adjusted EBITDA is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, depreciation and amortization, interest expense, including amortization of financing costs, acquisition costs, net amortization of acquired above and below market lease revenue and loss on sale of real estate investment, less gain on sale of securities transactions.

FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, as currently calculated by the Company, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 23

FOR IMMEDIATE RELEASE

May 3, 2017

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE SECOND QUARTER ENDED MARCH 31, 2017

FREEHOLD, NJ, May 3, 2017........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $4,843,000 or $0.07 per diluted share for the three months ended March 31, 2017 as compared to $4,980,000 or $0.08 per diluted share for the three months ended March 31, 2016, representing a decrease in Net Income Attributable to Common Shareholders per share of 13%. Core Funds from Operations (Core FFO) were $12,396,000 or $0.17 per diluted share for the three months ended March 31, 2017 as compared to $11,514,000 or $0.18 per diluted share for the three months ended March 31, 2016, representing a decrease in Core FFO per share of 6%. Adjusted Funds from Operations (AFFO), for the three months ended March 31, 2017 were $12,511,000 or $0.18 per diluted share versus $10,745,000 or $0.17 per diluted share for the three months ended March 31, 2016 representing an increase in AFFO per share of 6%.

A summary of significant financial information for the three and six months ended March 31, 2017 and 2016 is as follows:

	Three Months Ended March 31,
	2017	2016
Rental Revenue	$23,611,000	$19,611,000
Reimbursement Revenue	$3,697,000	$3,356,000
Net Operating Income (NOI) (1)	$23,168,000	$19,188,000
Total Expenses	$13,785,000	$12,538,000
Dividend and Interest Income	$1,439,000	$1,380,000
Gain on Sale of Securities Transactions, net	$-0-	$879,000
Net Income	$8,425,000	$7,132,000
Net Income Attributable to Common Shareholders	$4,843,000	$4,980,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.07	$0.08
Core FFO (1)	$12,396,000	$11,514,000
Core FFO per Diluted Common Share (1)	$0.17	$0.18
AFFO (1)	$12,511,000	$10,745,000
AFFO per Diluted Common Share (1)	$0.18	$0.17
Dividends Declared per Common Share	$0.16	$0.16

Weighted Avg. Diluted Common Shares Outstanding	71,407,000	64,736,000

	Six Months Ended March 31,
	2017	2016
Rental Revenue	$46,892,000	$38,676,000
Reimbursement Revenue	$7,598,000	$6,550,000
Net Operating Income (NOI) (1)	$46,148,000	$37,844,000
Total Expenses	$27,048,000	$23,705,000
Dividend and Interest Income	$2,731,000	$2,564,000
Gain on Sale of Securities Transactions, net	$806,000	$887,000
Net Income	$18,279,000	$14,071,000
Net Income Attributable to Common Shareholders	$10,999,000	$9,767,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.16	$0.15
Core FFO (1)	$26,253,000	$22,526,000
Core FFO per Diluted Common Share (1)	$0.37	$0.35
AFFO (1)	$25,450,000	$21,470,000
AFFO per Diluted Common Share (1)	$0.36	$0.34
Dividends Declared per Common Share	$0.32	$0.32

Weighted Avg. Diluted Common Shares Outstanding	70,608,000	63,828,000

A summary of significant balance sheet information as of March 31, 2017 and September 30, 2016 is as follows:

	March 31, 2017	September 30, 2016
Net Real Estate Investments	$1,062,259,000	$1,022,483,000
Securities Available for Sale at Fair Value	$99,405,000	$73,605,000
Total Assets	$1,220,220,000	$1,223,486,000
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$477,598,000	$477,476,000
Loans Payable	$26,000,000	$80,791,000
Total Shareholders’ Equity	$699,305,000	$597,858,000

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 23

Michael P. Landy, President and CEO, commented on the results for the second quarter of fiscal 2017,

“Monmouth continues to make substantial progress. While Net Income Attributable to Common Shareholders per diluted share, (which includes depreciation expense), decreased 13% for the quarter, our AFFO per diluted share, (which does not include depreciation expense), increased to $0.18, representing a 6% increase over the prior year period. We had additional preferred dividend costs this quarter as the result of our recent follow-on offering. As the proceeds from this recent offering are fully put to work we expect our income to offset these costs. Additionally, our solid financial performance continued with the following achievements over the quarter:

●	Increased our Gross Revenue by 18% from $24.3 million in the prior year period to $28.7 million in the current quarter,

●	Increased our Net Operating Income by 21% from $19.2 million in the prior year period to $23.2 million in the current quarter, and

●	Increased our Same Property Cash NOI 1.7% over the prior year period.”

“Our property portfolio continued to deliver strong results as evidenced by the following accomplishments:

●	Maintained our occupancy rate at 100%, representing a 40 basis point increase over the prior year period,

●	Increased our weighted average lease maturity by 6%, from 7.0 years in the prior year period to 7.4 years at the end of the current quarter, and

●	Renewed eight of the thirteen leases scheduled to expire in Fiscal 2017, comprising 1.2 million square feet of the total 1.5 million square feet coming due. The 80% tenant retention rate achieved thus far results in a weighted average lease term of 6.4 years. These eight lease renewals result in a 1.1% decrease in GAAP rents. Of the remaining five leases scheduled to expire this fiscal year, one lease was renewed on a short-term basis, and the tenant for one lease did not renew but is currently leasing our space on a month-to-month basis. The remaining three leases are currently under discussion.”

“Our balance sheet strength was further enhanced during the quarter as the result of the following:

●	Repaid seven mortgages totaling $19.8 million with interest rates ranging from 5.25% to 7.36%, unencumbering seven properties with total NOI of approximately $5 million,

●	Reduced our Net Debt to Total Market Capitalization to 26.7% from 35.3%,

●	Reduced our Net Debt to Adjusted EBITDA to 5.3x as of the current quarter from 6.7x as of the prior year quarter,

●	Reduced the weighted average interest rate on our fixed rate debt to 4.37% as of the current quarter end from 4.61% as of the prior year quarter end,

●	Extended the weighted average debt maturity on our fixed rate debt by 15% to 10.7 years as of the current quarter end from 9.3 years as of the prior year quarter end, and

●	On March 9, 2017, issued an additional 3,000,000 shares of our 6.125% Series C Preferred Stock, at a public offering price of $24.50 per share resulting in a 6.25% yield. We intend to use a portion of the $71.0 million in net proceeds from this offering to redeem all of the outstanding shares of our 7.875% Series B Preferred Stock with a par value of $57.5 million. This 163 basis point reduction will result in over $900,000 in annual preferred dividend savings.”

“Our consistent record of qualitative growth is poised to continue as the result of the following:

●	Subsequent to quarter end, we acquired a brand new Class A built-to-suit property with 343,000 square feet for a cost of $32.1 million, leased for 15 years to FedEx Ground. This facility will generate $2.1 million in annualized rental revenue.

●	In addition, our acquisition pipeline grew over the quarter to eight brand new Class A build-to-suit properties, representing 2 million square feet, for a total purchase price of approximately $219.2 million.

●	We have increased our gross leaseable area (GLA) by 16% over the prior year period to 16.9 million square feet currently. Our GLA is expected to grow to 18.9 million square feet upon completion of our acquisition pipeline.”

Mr. Landy further stated, “As the result of an excellent business model and strong execution by the entire team, considerable progress continues to be made here at Monmouth. Our long-term results and our current 100% occupancy rate reflect the high-quality income streams that our assets generate. Management continues to capitalize on this protracted period of low interest rates by extending our debt maturities and by reducing our cost of capital throughout our capital structure. We have thoughtfully grown our asset base with a focus on housing the digital economy and an understanding of consumer spending and how it continues to evolve. Our Company is very well capitalized to continue building upon the substantial growth that we have achieved to date.”

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 23

Monmouth Real Estate Investment Corporation will host its Second Quarter FY 2017 Financial Results Webcast and Conference Call on Thursday, May 4, 2017 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Second Quarter FY 2017 financial results being released herein will be available on the Company’s website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 2Q2017 Webcast and Earnings Call “Link to Webcast” on the homepage of the Company’s website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 4, 2017. It will be available until August 1, 2017, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10102329. A transcript of the call and the webcast replay will be available at the Company’s website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the U.S. The Company specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 101 properties containing a total of approximately 16.9 million rentable square feet, geographically diversified across 30 states. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)	Non-U.S. GAAP Information: FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, the effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI from property operations as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income and gain on sale of securities transactions. The components of NOI consists of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other expenses. Adjusted EBITDA is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends; depreciation and amortization; interest expense, including amortization of financing costs; acquisition costs; net amortization of acquired above and below market lease revenue and loss on sale of real estate investment, less gain on sale of securities transactions. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI and Adjusted EBITDA, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO per diluted share and, accordingly, our FFO, Core FFO and AFFO per diluted share may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and six months ended March 31, 2017 and 2016:

	Three Months Ended		Six Months Ended
	3/31/2017	3/31/2016	3/31/2017	3/31/2016
Net Income Attributable to Common Shareholders	$4,843,000	$4,980,000	$10,999,000	$9,767,000
Plus: Depreciation Expense (excluding Corporate Office Tenant Improvements)	7,100,000	5,757,000	14,054,000	11,324,000
Plus: Amortization of Intangible Assets	241,000	320,000	509,000	643,000
Plus: Amortization of Capitalized Lease Costs	212,000	192,000	417,000	381,000
Plus: Loss on Sale of Real Estate Investment	-0-	-0-	95,000	-0-
FFO Attributable to Common Shareholders	12,396,000	11,249,000	26,074,000	22,115,000
Plus: Acquisition Costs	-0-	265,000	179,000	411,000
Core FFO Attributable to Common Shareholders	12,396,000	11,514,000	26,253,000	22,526,000
Plus: Stock Compensation Expense	166,000	102,000	266,000	207,000
Plus: Depreciation of Corporate Office Tenant Improvements	39,000	29,000	78,000	57,000
Plus: Amortization of Financing Costs	385,000	239,000	666,000	473,000
Plus: Non-recurring other expense	-0-	400,000	-0-	400,000
Less: Gain on Sale of Securities Transactions	-0-	(879,000)	(806,000)	(887,000)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(287,000)	(512,000)	(630,000)	(822,000)
Less: Recurring Capital Expenditures	(188,000)	(148,000)	(377,000)	(484,000)
AFFO Attributable to Common Shareholders	$12,511,000	$10,745,000	$25,450,000	$21,470,000

Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 22 of 23

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the six months ended March 31, 2017 and 2016:

	Six Months Ended
	3/31/2017	3/31/2016

Operating Activities	$30,846,000	$28,428,000
Investing Activities	(79,130,000)	(86,279,000)
Financing Activities	(24,513,000)	55,711,000

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Second Quarter FY 2017 Supplemental of Monmouth Real Estate Investment Corp. Page 23 of 23